UNITED STATES
                   SECURITIES AND EXCHANGE COMMISSION
                        WASHINGTON, D.C. 20549

                         ___________________

                              FORM 8-K

                           CURRENT REPORT
              Pursuant to Section 13 or 15(d) of the
                  Securities Exchange Act of 1934

 Date of report (Date of earliest event reported):  September 7, 2005

                      United Mortgage Trust
      (Exact Name of Registrant as Specified in its Charter)

                             Maryland
           (State or Other Jurisdiction of Incorporation)

000-32409						75-6493585
(Commission File Number)	(I.R.S. Employer Identification Number)

                  5740 Prospect Avenue, Suite 1000
                         Dallas, TX 75206
        (Address of Principal Executive Office) (Zip Code)

                         (214) 237-9305
        (Registrant's Telephone Number, Including Area Code)

                                 N/A

    (Former Name and Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to Simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))


ITEM 7.01  REGULATION FD DISCLOSURE

On September 8, 2005, United Mortgage Trust sent to its shareholders and to certain broker-dealers the attached letter and enclosures consisting of 1) Question and Answers, 2) a copy of its press release dated September 1, 2005 announcing United Mortgage Trust's signing of a merger agreement with UMT Holdings, L.P. and 3) a copy of its 2nd Quarter Report to shareholders.

Additional information of the registrant is attached as Exhibit 99.1 to this report and is incorporated herein by reference. The registrant undertakes no obligation to update this information, including any forward-looking statements, to reflect subsequently occurring events or circumstances.

     The information in this report shall not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or otherwise subject to the liability of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.


Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS

(c)   Exhibits

The following exhibit is included with this Report:

99.1. United Mortgage Trust Shareholder Letter dated September 7, 2005 including enclosures (solely furnished and not filed herewith pursuant to Item 7.01).


SIGNATURES

Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


					    UNITED MORTGAGE TRUST
September 8, 2005                        /S/Christine A. Griffin
                                          Christine A. Griffin
                                          President


Exhibit 99.1 United Mortgage Trust Shareholder Letter dated September 7, 2005 including enclosures




Dear Shareholder:				             September 8, 2005


-------------------------------------------------------------------------------
By a unanimous vote of the Board of Trustees on September 1, 2005, the President of United Mortgage Trust was authorized to sign an Agreement and Plan of Merger with UMT Holdings, L.P.
-------------------------------------------------------------------------------

Enclosed with this letter is a copy of the United Mortgage Trust press release announcing the merger, a "Questions and Answers" summary that addresses some questions you may have about the proposed merger, and a copy of the 2nd Quarter Report to shareholders.

We encourage you to read all three enclosures.

To summarize briefly, United Mortgage Trust (the "Company") and
UMT Holdings, L.P. ("UMTH"), have entered into an Agreement and Plan of Merger pursuant to which the Company will merge with and into UMTH. UMTH, a limited partnership, will survive the merger and manage the business of the combined company following the merger.

UMTH is a real estate finance company based in Dallas, Texas. UMTH originates and purchases interim mortgage loans, provides asset management services, and services residential mortgages. UMTH also holds profit participation interests in United Development Funding, L.P. and United Development Funding
II, L.P., which originate and purchase real estate acquisition and development loans, and make real estate related equity investments. UMTH's partners include persons who are officers and shareholders of the Company, and officers and owners of UMT Advisors, Inc., the Company's advisor and manager.

We believe the merger, which will combine the loan origination and funding components of both companies, will enable us to further diversify United Mortgage Trust's real estate investments and greatly expand our business.

The merger was recommended by all of the independent trustees of the Company and was unanimously approved by the Company's full Board of Trustees.
The transaction is subject to several closing conditions, including obtaining certain regulatory approvals, the approval of holders of 80% of the Company's outstanding shares, and satisfying other customary closing conditions.

United Mortgage Trust will continue its day-to-day operations as usual with few exceptions and you are not required to take any action at this time.

Due to regulatory requirements, the Company's Board of Trustees has suspended the Company's Share Redemption Plan pending the completion of the merger. That means that shareholders will be temporarily unable to request that the Company redeem their shares. If the merger is approved, UMTH will maintain a redemption program that it anticipates will offer increased liquidity to United Mortgage Trust shareholders. The potential for increased liquidity is one of the primary benefits of the proposed merger. If the merger is not approved, the suspension will end and sales under the Share Redemption Plan will resume.

You will continue to receive monthly dividend distributions. As long as United Mortgage Trust is organized as a REIT, United Mortgage Trust will distribute at least 90% of its taxable income to its shareholders. The current policy of United Mortgage Trust's board of trustees is to make such distributions on a monthly basis. The Company's current rate of distribution represents a 7% annualized yield. If the merger is consummated, each of your shares of beneficial interest will be converted into the right to receive one 8.5% Class A Senior Subordinated Debenture of UMTH in the original principal amount of $20.00 ("Class A Debenture"). UMTH will continue the Company's policy and pay the 8.5% annualized interest on a monthly basis.

The Company's current Dividend Reinvestment Program will remain in place during the merger process, for shareholders who have already elected to participate in that program. If UMTH registers additional securities with the SEC in the future, UMTH intends to offer a reinvestment program that will give you the opportunity to reinvest your interest payments into such registered securities.

This letter describes just a few of the highlights of the effects and look forward to receiving future mailings with additional information and on the progress of the merger. You will also receive a proxy statement and ballot, and be asked to vote "Yes" on the merger. Until that time, we urge you to read the enclosed material.

Sincerely,


/s/ Cricket Griffin
Cricket Griffin
President

-----------------------------------------------------------------------------

This letter including its accompanying enclosures shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find it:

On September 7, 2005 UMT Holdings filed with the Commission a registration statement on Form S-4 concerning the proposed Merger that includes a proxy tatement/prospectus. United Mortgage Trust will send the proxy statement to its shareholders to seek their approval of the proposed Merger.

WE URGE INVESTORS AND SECURITY HOLDERS OF UNITED MORTGAGE TRUST TO READ THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE AND ANY OTHER DOCUMENTS FILED WITH THE COMMISSION BECAUSE THEY CONTAIN IMPORTANT INFORMATION, INCLUDING BUSINESS AND FINANCIAL INFORMATION ABOUT UNITED MORTGAGE TRUST AND UMT HOLDINGS.

The proxy statement/prospectus and other documents filed with the Commission may be obtained free of charge at the website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement/prospectus and other documents filed with the Commission may also be obtained free of charge by requesting them in writing or by telephone from UMT Holdings, Investor Services, Lauren Myers, 1702 N. Collins Boulevard, Suite 100, Richardson, Texas 75080, (972) 370-9039, or, with respect to the proxy statement, from United Mortgage Trust, Investor Relations, 5740 Prospect Avenue, Suite 1000, Dallas, Texas 75206, (214) 237-9305. If you have any questions about the Merger, please contact United Mortgage Trust's Information Agent, Morrow & Co., Inc., 39 South LaSalle Street, Suite 909, Chicago, Illinois 60603, (312) 236-8600.

United Mortgage Trust and its executive officers and directors may be deemed to be participants under the rules of the Commission in the solicitation of proxies from shareholders of United Mortgage Trust. A list of the names of those directors and executive officers and descriptions of their interests in United Mortgage Trust is contained in the proxy statement/prospectus filed by United Mortgage Trust with the Commission. Shareholders may obtain additional information about the interest of the directors and executive officers in the proposed transaction by reading the proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Statements:

This letter includes certain statements that are not statements of historical fact and that may constitute 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon the beliefs of management of United Mortgage Trust and assumptions made by and information currently available to United
Mortgage Trust.Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact, including statements regarding the ability of United Mortgage Trust to consummate the proposed merger, the expected benefits of the proposed merger, the expected closing date of the proposed merger and the ability of United Mortgage Trust and UMT Holdings to successfully consolidate and leverage their businesses. When used in this document, the words 'expects,' 'anticipates,' 'estimates,' 'plans,' 'intends,' 'projects,' 'predicts,' 'believes,' 'may' or 'should,' and similar expressions, are intend ed to identify forward-looking statements.

Forward-looking statements reflect the current view of United Mortgage Trust's managementwith respect to future events. Many factors could cause the actual results, performance or achievements of United Mortgage Trust or the combined company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, whether the proposed transaction will prove to be successful. Such factors include risks and uncertainties specific to the proposed merger, including not limited to adverse effects on United Mortgage Trust's operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), failure by the parties tosuccessfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, delay in obtaining effectiveness of the registration statement, transaction costs, unknown liabilities, general economic and business conditions and other economic, business, competitive and/or regulatory factors affecting the proposed merger. Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in United Mortgage Trust's filings with the Securities and Exchange Commission, including United Mortgage Trust's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 . Forward-looking statements speak only as of the date they are made and United Mortgage Trust does not undertake any duty or obligation to update any forward-looking statements in light of new information or future events.

For further information, contact:

	Cricket Griffin, President, United Mortgage Trust
	5740 Prospect Avenue, Suite 1000, Dallas, TX 75206
	(214) 237-9305

                                      FOR IMMEDIATE RELEASE

UNITED MORTGAGE TRUST SIGNS MERGER AGREEMENT WITH UMT HOLDINGS, L.P.


DALLAS, TEXAS, September 1, 2005. United Mortgage Trust ('Company'), announced today that the Company and UMT Holdings, L.P. ('UMT Holdings'), have entered into an Agreement and Plan of Merger ('Merger Agreement') pursuant to which the Company will merge with and into UMT Holdings (the 'Merger').
UMT Holdings, which is a limited partnership, would survive the Merger and the general partner of UMT Holdings would manage the business of the combined company following the Merger.

If the Merger is consummated, each share of beneficial interest of the Company will be converted into the right to receive one 8.5% Class A Senior Subordinated Debenture of UMT Holdings in the original principal amount of $20.00 ('Class A Debenture').

Cricket Griffin, the Company's President stated: 'We are very excited about the opportunities we believe will result from this merger, which will combine the loan origination and funding components of both companies and enable us to further diversify United Mortgage Trust's real estate investments and expand our business because we will no longer be bound by the restrictions applicable to Real Estate Investment Trusts.'

The Merger was recommended by all of the independent trustees of the Company and was unanimously approved by the full Board of Trustees of the Company. The transaction is subject to several closing conditions including obtaining the approval of Company shareholders holding 80% of the outstanding Company shares (other than shares held by the Company's Advisor or Company trustees or their affiliates), obtaining certain regulatory approvals and satisfying other customary closing conditions. The parties currently anticipate that the Merger will be completed during the fourth quarter of 2005.

Southwest Securities, Inc. acted as financial adviser to the Company and provided a fairness opinion to the Board of Trustees of the Company. Butzel Long acted as legal adviser to the Company, Haynes and Boone LLP acted as legal adviser to the Independent Committee and Gibson, Dunn & Crutcher LLP acted as legal adviser to UMT Holdings.

Pending the completion of the Merger, the Company intends to continue to make monthly distributions to its shareholders and to maintain the Company's dividend reinvestment plan. Pursuant to applicable rules of the Securities and Exchange Commission ('Commission'), the Company's Board of Trustees has suspended the Company's share redemption plan. If the Merger is consummated, UMT Holdings anticipates that it will make monthly interest payments to holders of Class A Debentures, and, if UMT Holdings registers additional securities, that it will offer a distribution reinvestment plan and a repurchase program with respect to the Class A Debentures.

About United Mortgage Trust

United Mortgage Trust is a Texas-based real estate investment trust that invests in mortgages and contracts for deed. United Mortgage Trust was organized in 1996 under the laws of the State of Maryland to acquire mortgages and contracts for deed that are not insured or guaranteed by a federally owned or guaranteed mortgage agency with borrowers who do not satisfy all of the income ratios, credit record criteria, loan-to-value ratios, employment history and liquidity requirements of conventional mortgage financing. These mortgages are serviced by United Mortgage Trust and Prospect Service Corporation, Inc., a subsidiary of UMT Holdings. For more information, please visit www.unitedmortgagetrust.com.

About UMT Holdings, L.P.

UMT Holdings is a real estate finance partnership based in Texas. UMT Holdings originates and purchases interim mortgage loans, provides asset management services and services residential mortgages. UMT Holdings also holds profit participation interests in United Development Funding, L.P. and United Development Funding II, L.P., which are real estate partnerships that originate and purchase residential real estate acquisition and development loans and make real estate related equity investments. UMT Holdings' partners include persons who are officers and owners of the Company and UMT Advisors, Inc., which manages the Company's day-to-day operations.

This press release shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any state or jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state or jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Additional Information about the Merger and Where to Find it:

UMT Holdings will file with the Commission a registration statement on Form S-4 concerning the proposed Merger that will include a proxy statement/prospectus. The Company will file a proxy statement with the Commission in connection with the proposed Merger. The Company will send the proxy statement to its shareholders to seek their approval of the proposed Merger.

WE URGE INVESTORS AND SECURITY HOLDERS OF THE COMPANY TO READ THE PROXY STATEMENT/PROSPECTUS DESCRIBED ABOVE AND ANY OTHER DOCUMENTS TO BE FILED WITH THE COMMISSION WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION, INCLUDING BUSINESS AND FINANCIAL INFORMATION ABOUT THE COMPANY AND UMT HOLDINGS.

When filed, the proxy statement/prospectus and other documents filed with the Commission may be obtained free of charge at the website maintained by the Securities and Exchange Commission at www.sec.gov. The proxy statement/ prospectusand other documents filed with the Commission may also be obtained free of charge, when filed, by requesting them in writing or by telephone from UMT Holdings, Investor Services, Lauren Myers, 1702 N. Collins Boulevard, Suite 100, Richardson, Texas 75080, (972) 370-9039, or, with respect to the proxy statement, from the Company, Investor Relations, 5740 Prospect Avenue, Suite 1000, Dallas, Texas 75206, (214) 237-9305. If you have any questions about the Merger, please contact the Company's Information Agent, Morrow & Co., Inc., 39 South LaSalle Street, Suite 909, Chicago, Illinois 60603, (312) 236-8600.

The Company and its executive officers and directors may be deemed to be participants under the rules of the Commission in the solicitation of proxies from shareholders of the Company. A list of the names of those directors and executive officers and descriptions of their interests in the Company will be contained in the proxy statement/prospectus which will be filed by the Company with the Commission. Shareholders may obtain additional information about the interest of the directors and executive officers in the proposed trans-action by reading the proxy statement/prospectus when it becomes available.

Cautionary Statement Regarding Forward-Looking Statements:

This press release includes certain statements that are not statements of historical fact and that may constitute 'forward-looking statements' within the meaning of Section 27A of the Securities Act of 1933, as amended, and
Section 21E of the Securities Exchange Act of 1934, as amended. These forward-looking statements are based upon the beliefs of management of the Company and assumptions made by and information currently available to the Company. Forward-looking statements include statements concerning plans, objectives, goals, strategies, future events, or performance, as well as underlying assumptions and statements that are other than statements of historical fact, including statements regarding the ability of the Company to consummate the proposed merger, the expected benefits of the proposed merger, the expected closing date of the proposed merger and the ability of the Company and UMT Holdings to successfully consolidate and leverage their businesses.
When used in this document, the words 'expects,' 'anticipates,' 'estimates,' 'plans,' 'intends,' 'projects,' 'predicts,' 'believes,' 'may' or 'should,' and similar expressions, are intended to identify forward-looking statements.

Forward-looking statements reflect the current view of the Company's management with respect to future events. Many factors could cause the actual results, performance or achievements of the Company or the combined company to be materially different from any future results, performance, or achievements that may be expressed or implied by such forward-looking statements, including, but not limited to, whether the proposed transaction will prove to be successful. Such factors include risks and uncertainties specific to the proposed merger, including not limited to adverse effects on the Company's operating results because of failure to complete the transaction (due to failure to obtain stockholder or regulatory approvals or to satisfy all of the other conditions to the transaction), failure by the parties to successfully integrate their respective businesses, processes and systems in a timely and cost-effective manner, delay in obtaining effectiveness of the registration statement, transaction costs, unknown liabilities, general economic and business conditions and other economic, business, competitive and/or regulatory factors affecting the proposed merger.

Investors are cautioned that all forward-looking statements involve those risks and uncertainties detailed in the Company's filings with the Securities and Exchange Commission, including the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 . Forward-looking statements speak only as of the date they are made and the Company does not undertake any duty or obligation to update any forward-looking statements in light of new information or future events.

For further information, contact:

	Cricket Griffin, President, United Mortgage Trust
	5740 Prospect Avenue, Suite 1000, Dallas, TX 75206
	(214) 237-9305

QUESTIONS AND ANSWERS ABOUT THE PROPOSED MERGER


Q.    WHY ARE WE PROPOSING TO MERGE?

A:    As a result of the merger, United Mortgage Trust will become part of a combined company and will no longer be organized as a Real Estate Investment Trust ("REIT"). UMT Holdings, L.P. ("UMTH") will be the surviving entity following the merger and the combined company will not be bound by the complicated restrictions to which a REIT must adhere in order to maintain the tax benefits of being classified as a REIT. These restrictions include limitations on the kinds of businesses in which United Mortgage Trust may participate. By becoming part of a company that is not restricted by the limitations imposed on REITs, we expect United Mortgage Trust's ability to expand its business to be greatly enhanced.

We expect the merger will provide United Mortgage Trust with the following benefits as part of the combined company:

*	The combined company will be able to further diversify United Mortgage
Trust's real estate investments, enabling the combined company to leverage its capital more efficiently.

*	The combined company will benefit from economies of scale resulting from combining the underwriting, origination, servicing and administrative functions of United Mortgage Trust and UMTH.

*	The combined company will not require the services of UMT Advisors, Inc., the company that manages United Mortgage Trust's day-to-day operations, which we refer to as the Advisor, and will be able partially to eliminate costs relating to United Mortgage Trust's advisory, loan sourcing and capital sourcing functions.

*	The combined company will benefit from savings in costs related to company administration, shareholder relations and reporting functions.

*	The combined company will not be restricted by the prohibition on conduct-
ing a trade or business to which REITs are subject.

*	Because the combined company will own and control its loan origination platforms, it will not face competition to purchase loans originated by these sources.

   In addition, the UMTH Class A Debentures to be issued in the merger will provide the following benefits to the shareholders of United Mortgage Trust:

*	UMTH will maintain a repurchase program for the Class A Debentures that it anticipates will allow it to offer increased liquidity to the United Mortgage Trust shareholders because UMTH will be authorized to repurchase a greater amount of securities (up to 10% of the outstanding Class A Debentures in each calendar year) than United Mortgage Trust is authorized to repurchase under its share redemption plan (up to 5% of its shares of beneficial interest outstand-ing in each calendar year).

*	If the Class A Debentures are redeemed at the option of the combined company during the first eight years after issuance, the redemption price will represent a premium over the principal amount of the security.

*	Holders will be entitled to receive a monthly interest payment equal to 8.5% of the principal amount of the Class A Debenture.

*	If UMTH defaults in the payment of interest on the Class A Debentures in specified circumstances, the holders of Class A Debentures may require UMTH to redeem the Class A Debentures.

*	UMTH will be subject to restrictions on its ability to make payments and distributions with respect to securities JUNIOR to the Class A Debentures, including the requirement that such payments during any quarter may not exceed 75% of UMTH's net income from the prior fiscal quarter and the requirement that UMTH maintain a specific debt-to-equity ratio.

*	All future equity and debt (other than bank debt) security issuances by UMTH will be JUNIOR to the Class A Debentures, unless approved by holders of 66 2/3% of the outstanding Class A Debentures.

*	If additional securities of UMTH are registered under the Securities
Act of 1933, as amended, or the Securities Act, UMTH intends to provide holders of Class A Debentures with the opportunity to reinvest interest payments with respect to the Class A Debentures in such other UMTH securities.

*	The amount of debt senior to the Class A Debentures that UMTH may incur will be limited to no more than 50% of the book value of the total assets of UMTH.

*	UMTH will be a public reporting company.

Q:    WHAT WILL UNITED MORTGAGE TRUST SHAREHOLDERS RECEIVE IN THE MERGER?

A:    If the merger is completed, for each share of beneficial interest in
United Mortgage Trust that you own, you will receive one Class A Debenture
of UMTH in the original principal amount of $20.   Each fractional share of
beneficial interest in United Mortgage Trust outstanding immediately prior to the merger will be converted into the right to receive the same fraction of a Class A Debenture.

Q.    CAN THE EXCHANGE RATIO CHANGE BETWEEN NOW AND THE TIME THE MERGER IS
COMPLETED?

A:    No.  The exchange ratio of one Class A Debenture for each outstanding share of beneficial interest in United Mortgage Trust will not change.

Q:    WHAT IS THE RELATIONSHIP BETWEEN UNITED MORTGAGE TRUST AND UMTH?

A:   UMTH is owned primarily by persons that (1) were formerly owners of businesses that originated and sold residential mortgages and contracts for deed to United Mortgage Trust, borrowed funds from United Mortgage Trust to originate interim mortgages that were pledged to United Mortgage Trust as collateral and provided loan servicing to United Mortgage Trust and
(2) are owners and officers of the Advisor. Christine "Cricket" Griffin, the president of United Mortgage Trust and a member of the Board of Trustees, is also a limited partner of UMTH and the president of one of UMTH's subsidiaries.

UMTH's subsidiaries borrow funds from United Mortgage Trust to originate interim mortgages that are pledged to United Mortgage Trust as collateral and provide loan servicing and real estate owned asset management services to United Mortgage Trust.

In addition, UMTH holds a 50% profit participation interest in two limited partnerships that originate loans to residential real estate developers, United Development Funding, L.P. and United Development Funding II, L.P., which we refer to collectively as UDF. UDF has a $30.0 million collateralized line of credit with United Mortgage Trust.

Because UMTH and the Advisor are controlled by the same persons, they have potential conflicts of interest arising out of the merger.

Q:    WHAT SHAREHOLDER APPROVALS ARE REQUIRED IN ORDER TO COMPLETE THE
MERGER?

A:     The merger will not be completed unless (1) the merger is approved by the affirmative vote of holders of 80% of the shares of beneficial interest in United Mortgage Trust (other than shares held by the Advisor or trustees of United Mortgage Trust or their affiliates) and (2) the amendments to United Mortgage Trust's Declaration of Trust are approved by the affirmative vote of holders of 66 2/3% of the shares of beneficial interest in United Mortgage Trust (other than shares held by the Advisor or trustees of United Mortgage Trust or their affiliates). The UMTH partners are not required to approve the merger.

Q:    WHEN DO YOU EXPECT TO COMPLETE THE MERGER?

A:    We are working to complete the merger as quickly as possible. We currently anticipate that the merger will be completed as promptly as practicable after the special meeting, likely in the fourth quarter of 2005. However, because the merger is subject to closing conditions and the approval of a number of regulatory agencies, including the securities regulators of several states, we cannot predict the exact timing.

Q:    SHOULD I SEND IN MY SHARE CERTIFICATES NOW?

A:    No. Please do not send your share certificates now. At a later date you will receive further instructions.

Q:  IS THE PROPOSED MERGER FAIR TO UNITED MORTGAGE TRUST SHAREHOLDERS?

A: Because one of the trustees of United Mortgage Trust is affiliated with UMTH, the board of trustees of United Mortgage Trust, or the Board of Trustees, formed a three-member independent committee made up entirely of "independent" or "disinterested" trustees who are not affiliated with the Advisor or with UMTH to consider the merger and make recommendations to the full Board of Trustees with respect to the merger. The independent committee retained its own legal counsel to aid it in conducting negotiations. The Board of Trustees obtained a fairness opinion, dated as of September 1, 2005, from its independent financial advisors, Southwest Securities, that as of the date of the opinion, the merger consideration is fair from a financial point of view to the shareholders of United Mortgage Trust. In addition, United Mortgage Trust is not obligated to consummate the merger unless the Board of Trustees has received an updated fairness opinion from Southwest Securities dated as of a date within ten calendar days before or after the date UMTH's registration statement of which UMT's proxy statement/prospectus is a part is declared effective by the Securities and Exchange Commission, or the SEC. The independent committee and the Board of Trustees as a whole believe the merger is advisable and have recommended that United Mortgage Trust shareholders approve the merger.

Q:    ARE THERE RISKS RELATING TO THE MERGER?

A:    Yes. The combined company may not realize the expected benefits of the merger because of risks and uncertainties including, among others, risks relating to the performance of UMTH after completion of the merger.

Q:    WHAT ARE THE MATERIAL UNITED STATES FEDERAL INCOME TAX CONSEQUENCES OF
THE MERGER TO ME?

A: The receipt of Class A Debentures pursuant to the merger will be a taxable transaction for United States federal income tax purposes, and may also be a taxable transaction under applicable state, local and foreign tax laws. You will recognize gain or loss equal to the difference between the fair market value of the Class A Debentures received and your adjusted tax basis in the United Mortgage Trust shares exchanged for them. More information regarding tax consequences is available in the proxy statement.

Tax matters are very complex, and the tax consequences of the merger to you will depend on the facts and circumstances of your own situation. We urge you to consult your own tax advisor for a full understanding of the tax consequences of the merger to you.

Each beneficial holder of United Mortgage Trust shares will need to determine its adjusted tax basis in its United Mortgage Trust shares for purposes of calculating its gain or loss on the receipt of the Class A Debentures. Although a beneficial holder's adjusted tax basis in its shares generally starts with the cost of such shares to the beneficial holder, it can be adjusted for subsequent events. For example, the basis of a beneficial holder of United Mortgage Trust shares in its United Mortgage Trust shares generally will be reduced by an amount equal to the aggregate amount of capital returned to such beneficial holder through distributions by United Mortgage Trust. United Mortgage Trust has disclosed in its filings with the SEC that it has made distributions to its shareholders in excess of earnings since 1999, and, as a result, a portion of the distributions paid by United Mortgage Trust to its shareholders in 1999 and each subsequent year represented a return of capital.

United Mortgage Trust has annually furnished to each of its shareholders of record a statement setting forth distributions paid during the preceding year and the characterization of such distributions as ordinary income, capital gains or return of capital. Receipt of the merger consideration may also be a taxable transaction under applicable state, local and foreign tax laws.
We urge each holder of shares of beneficial interest in United Mortgage Trust to consult its tax advisor as to the particular consequences to it of the distributions it received from United Mortgage Trust, the effect of those distributions on such holder's adjusted tax basis in its shares and the proper determination of its adjusted tax basis.

Q. WILL I CONTINUE TO RECEIVE A MONTHLY PAYMENT UNTIL THE MERGER PROPOSAL IS APPROVED OR REJECTED?

A. Yes. As long as United Mortgage Trust is organized as a REIT, United Mortgage Trust will distribute at least 90% of its taxable income to its shareholders. The current policy of United Mortgage Trust's board of trustees is to make such distributions on a monthly basis.

Q.     IF THE MERGER IS NOT APPROVED, WILL I CONTINUE TO RECEIVE A MONTHLY
PAYMENT?

A. Yes. As noted above, as long as United Mortgage Trust is organized as a REIT, United Mortgage Trust will distribute at least 90% of its taxable income to its shareholders. The current policy of United Mortgage Trust's board of trustees is to make such distributions on a monthly basis.

Q.    IF THE MERGER IS APPROVED, WILL I CONTINUE TO RECEIVE A MONTHLY PAYMENT?

A. Yes. To the extent the surviving company has "Distributable Cash," UMTH will be obligated to make a monthly interest payment to all holders of Class A Debentures. The UMTH partnership agreement defines "Distributable Cash" for any calendar month as the sum of (x) all cash and cash equivalents on hand at the end of such month and (y) all additional cash and cash equivalents on hand on the date of determination of Distributable Cash with respect to such month resulting from borrowings for working capital purposes made after the end of such month, less the amount of any cash reserves necessary or appropriate in the reasonable discretion of the general partner of UMTH to comply with any obligation by which UMTH is bound.


Q.    CAN I PARTICIPATE IN THE DIVIDEND REINVESTMENT PLAN?

A. United Mortgage Trust's dividend reinvestment plan will continue until the merger is completed. If UMTH registers additional securities with the SEC, UMTH intends to offer a Distribution Reinvestment Plan that will give you the opportunity to reinvest your interest payments on the Class A Debentures in additional Class A Debentures.

Q. WHAT ASSURANCES WILL I HAVE THAT UMTH WILL BE ABLE TO MAKE THE MONTHLY INTEREST PAYMENTS DUE WITH RESPECT TO THE CLASS A DEBENTURES?


A.  UMTH has a contractual obligation to make timely interest payments on the Class A Debentures each month to the extent that it has sufficient available cash. Any shortfall in the payment of interest due to a lack of available cash carries over to subsequent months and remains an obligation of UMTH. Because the ability of UMTH to make timely interest payments is limited by the amount of available cash UMTH will have in any given month, there is no guarantee that interest payments will be timely made. However, the likelihood that there will be sufficient available cash to make monthly interest payments is increased by, among other things, restrictions limiting UMTH's ability to incur additional debt or pay dividends or make other distributions to holders
of equity interests of UMTH.   If UMTH does not make an interest payment in
any month of an amount equal to at least 80% of the interest payment due for such month, you will have the right to require UMTH to redeem your Class A Debentures.

Q. CAN I SELL MY UNITED MORTGAGE TRUST SHARES UNDER THE UNITED MORTGAGE TRUST SHARE REDEMPTION PLAN AT THIS TIME?

A. No. Securities regulations require that United Mortgage Trust suspend its share redemption plan during the merger process. If the merger does not occur, this suspension will end and sales under the share redemption plan may resume.

Q.    WILL I BE ABLE TO SELL CLASS A DEBENTURES TO UMTH?

A. Yes. The surviving company, UMTH will maintain a repurchase program under which it will be authorized, but not required, to purchase up to ten percent (10%) of the total outstanding Class A Debentures during any year at a purchase price of $20 per Class A Debenture.

Q.  WILL THERE BE ANY TRANSFER RESTRICTIONS ON THE CLASS A DEBENTURES?

A. Yes. Generally, you may not transfer Class A Debentures without the consent of UMTH's general partner, UMT Services, Inc. UMTH may require you to obtain a legal opinion that a proposed transfer will comply with the requirements of the Class A Debentures. You may transfer your Class A Debentures to "related persons," including your spouse and certain other family members without the consent of the general partner of UMTH.

Q.  SHOULD I EXPECT A PUBLIC TRADING MARKET FOR THE CLASS A DEBENTURES TO
DEVELOP?

A. No. As a result of the transfer restrictions described above, we do not expect a public trading market for the Class A Debentures to develop. Like the shares of beneficial interest in United Mortgage Trust, the Class A Debentures will not be listed or admitted to trading on a securities exchange or quoted on an automated quotation system or other market.

Q:    WHO CAN I CALL WITH QUESTIONS?

A:    For now the information we can provided is limited to the questions answered above. For further clarification of the material contained in this mailing please call Lauren Myers, Investor Services, (800) 955-7917 x 160.